                                                                   Exhibit 10.34

                                     WAIVER

        Waiver, dated as of December 21, 2001 (this "Waiver"), to the Fifth
                                                     ------
Amended and Restated Credit Agreement, dated as of November 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among Aurora Foods Inc. (the "Company"), the financial institutions parties
                              -------
thereto (the "Lenders"), and the Agents.
              -------

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company;

          WHEREAS, the Company has requested, and, upon this Waiver becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be modified as set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Terms defined in the Credit Agreement and
                     -------------
used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. Waivers to the Credit Agreement. (a) Any breach by the
                     -------------------------------
Company of the financial condition covenant set forth in subsection 7.6B of the Credit Agreement with respect to the test period ending December 31, 2001, and any Event of Default or Potential Event of Default resulting from any such breach is hereby waived until February 28, 2002, provided that the ratio of (i)
                                                 --------
the excess of (A) Consolidated Total Debt as of the last day of the Fiscal Quarter ending December 31, 2001 minus (B) cash on hand of Company to the extent
                                 -----
the amount of such cash exceeds $3,500,000 as of such date, to (ii) Consolidated EBITDA for the four-Fiscal Quarter period ending on such date does not exceed 6.50:1.00.

          (b) Any breach by the Company of the financial condition covenant set forth in subsection 7.6F of the Credit Agreement with respect to the test period ending December 31, 2001, and any Event of Default or Potential Event of Default resulting from any such breach is hereby waived until February 28, 2002; provided that the ratio of (i) Consolidated Total Senior Debt as of the last day
--------
of the Fiscal Quarter ending December 31, 2001, to (ii) Consolidated EBITDA for the four-Fiscal Quarter period ending on such date does not exceed 4.00:1.00.

          SECTION 3. Conditions to Effectiveness. This Waiver shall be effective
                     ---------------------------
upon receipt by the Administrative Agent of this Waiver, executed and delivered by a duly authorized officer of each of the Company, the Guarantor and the Requisite Lenders (the "Effective Date").
                        --------------

          SECTION 4. Representations and Warranties. To induce the Lenders
                     ------------------------------
parties hereto to enter into this Waiver, the Company hereby represents and warrants to the

Administrative Agent and all of the Lenders that (i) the representations and warranties made by the Company in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Waiver, as if made on and as of the date hereof and (ii) after giving effect to this Waiver, no Event of Default or Potential Event of Default shall have occurred and be continuing.

          SECTION 5. Effect on the Loan Documents. (a) Except as specifically
                     ----------------------------
waived above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Waiver, except as expressly provided herein, shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 6. Fee. The Company shall pay to each Lender which executes
                     ---
and delivers this Waiver prior to 12:00 noon, New York City time, December 21, 2001, a fee equal to 0.05% of the sum of such Lender's (a) Revolving Credit Commitment, (b) outstanding Tranche A Term Loans and (c) outstanding Tranche B Term Loans, such fee to be earned as of the Effective Date and payable on the Effective Date.

          SECTION 7. Costs, Expenses and Taxes. The Company agrees to pay on
                     -------------------------
demand all actual and reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Waiver and the other instruments and documents to be delivered thereunder and hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent (including allocated costs of internal counsel) with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. The Company further agrees to pay on demand all costs and expenses of the Administrative Agent and each of the Lenders, if any (including, without limitation, counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Waiver and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses (including allocated costs of internal counsel) in connection with the enforcement of rights under this Section 7.

          SECTION 8. Affirmation of Subsidiary Guaranty, Pledge Agreement and
                     --------------------------------------------------------
Credit Agreement. The Guarantor hereby consents to the modification of the
----------------
Credit Agreement contemplated hereby and each of the Company and the Guarantor hereby acknowledge and agree that the guarantees contained in the Subsidiary Guaranty, the pledge of stock contained in the Pledge Agreement and the obligations contained in the Credit Agreement as modified hereby are, and shall remain, in full force and effect.

          SECTION 9. GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS
                     -------------
OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND

CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 10. Execution in Counterparts. This Waiver may be executed by
                     -------------------------
one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof. A set of the copies of this Waiver signed by all the parties shall be lodged with the Company and the Administrative Agent.

            [The remainder of this page is intentionally left blank.]

        IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        AURORA FOODS INC.


                                        By: /s/ Christopher T. Sortwell
                                            ---------------------------
                                        Name: Christopher T. Sortwell
                                        Title: EVP & CFO


                                        SEA COAST FOODS, INC.


                                        By: /s/ Christopher T. Sortwell
                                            ---------------------------
                                        Name: Christopher T. Sortwell
                                        Title: CFO & Secretary


                                        JPMORGAN CHASE BANK,
                                        as Administrative Agent and as a Lender


                                        By: /s/ Kathryn A. Duncan
                                            ------------------------------------
                                        Name: Kathryn A. Duncan
                                        Title: Vice President

                                  AG CAPITAL FUNDING PARTNERS, L.P.

                                  By: Angelo, Gordon & Co., L.P., as Investment Advisor


                                  By: /s/ John W. Fraser
                                      ----------------------------------
                                  Name: John W. Fraser
                                  Title: Managing Director


                                  ALLSTATE LIFE INSURANCE COMPANY


                                  By: /s/ Jerry D. Zinkula
                                      ----------------------------------
                                  Name: Jerry D. Zinkula
                                  Title: Authorized Signatory


                                  By: /s/ Patricia W. Wilson
                                      ----------------------------------
                                  Name: Patricia W. Wilson
                                  Title: Authorized Signatory


                                  APEX (IDM) CDO I, LTD.


                                  By: /s/ Roshan White
                                      ----------------------------------
                                  Name: Roshan White
                                  Title: Vice President

                                  ARCHIMEDES FUNDING, LLC.

                                  By: ING Capital Advisors LLC, as Collateral
                                  Manager


                                  By: /s/ Helen Y. Rhee
                                      ----------------------------------
                                  Name: Helen Y. Rhee
                                  Title: Vice President & Portfolio Manager

                                ARCHIMEDES FUNDING III, LTD.

                                By: ING Capital Advisors LLC, as Collateral
                                Manager


                                By: /s/ Helen Y. Rhee
                                    ----------------------------------
                                Name: Helen Y. Rhee
                                Title: Vice President & Portfolio Manager

                                ARES LEVERAGED INVESTMENT FUND II, L.P.


                                By: ARES Management II, L.P. its General Partner


                                By: /s/ David A. Sachs
                                    ----------------------------------
                                Name: David A. Sachs
                                Title: Vice President


                                ARES III CLO LTD.


                                By: ARES CLO Management, LLC its Investment
                                Partner


                                By: /s/ David A. Sachs
                                    ----------------------------------
                                Name: David A. Sachs
                                Title: Vice President

                                 ARES IV CLO LTD.


                                 By: ARES CLO Management IV, L.P. its
                                 Investment Partner


                                 By: ARES CLO GP IV, LLC its Managing Manager


                                 By: /s/ David A. Sachs
                                     ----------------------------------
                                 Name: David A. Sachs
                                 Title: Vice President


                                 BALANCED HIGH-YIELD FUND I, LTD.


                                 By: ING Capital Advisors LLC, as Asset Manager


                                 By: /s/ Helen Y. Rhee
                                     ----------------------------------
                                 Name: Helen Y. Rhee
                                 Title: Vice President & Portfolio Manager

                                 BALANCED HIGH-YIELD FUND II, LTD.


                                 By: ING Capital Advisors LLC, as Asset Manager


                                 By: /s/ Helen Y. Rhee
                                     ----------------------------------
                                 Name: Helen Y. Rhee
                                 Title: Vice President & Portfolio Manager

                                           BANCO ESPIRITO SANTO, S.A., NASSAU
                                           BRANCH


                                           By: /s/ Terry R. Hull
                                               -------------------------------
                                           Name: Terry R. Hull
                                           Title: Senior Vice President


                                           By: /s/ Andrew M. Orsen
                                               -------------------------------
                                           Name: Andrew M. Orsen
                                           Title: Vice President


                                           BANK OF AMERICA, NA


                                           By: /s/ Laura Sweet
                                               -------------------------------
                                           Name: Laura Sweet
                                           Title: AVP

                                           BAYERISCHE HYPO-UND VEREINSBANK AG
                                           NEW YORK BRANCH


                                           By: /s/ Francesco Ossino
                                               -------------------------------
                                           Name: Francesco Ossino
                                           Title: Director

                                           By: /s/ Vicky S. Soo
                                               -------------------------------
                                           Name: Vicky S. Soo
                                           Title: Associate Director


                                           BNP PARIBAS

                                           By: /s/ Stephanie Rogers
                                               -------------------------------
                                           Name: Stephanie Rogers
                                           Title: Vice President

                                           By: /s/ Duane P. Helkowski
                                               -------------------------------
                                           Name: Duane P. Helkowski
                                           Title: Director

                            CENTURION CDO II, LTD.

                            By: American Express Asset Management Group Inc. as Collateral Manager

                            By: /s/ Steven B. Staver
                                ------------------------------------
                            Name:  Steven B. Staver
                            Title: Managing Director

                            CENTURION CDO III, LTD.

                            By: American Express Asset Management Group Inc. as Collateral Manager

                            By: /s/ Steven B. Staver
                                ------------------------------------
                            Name:  Steven B. Staver
                            Title: Managing Director

                            CLYDESDALE CLO 2001-1, LTD.

                            By: Nomura Corporate Research and Asset Management Inc. as Collateral Manager

                            By: /s/ Elizabeth Maclean
                                ------------------------------------
                            Name:  Elizabeth Maclean
                            Title: Vice President

                            COBANK, ACB

                            By: /s/ S. Richard Dill
                                ------------------------------------
                            Name:  S. Richard Dill
                            Title: Vice President

                            CONTINENTAL CASUALTY COMPANY

                            By: /s/ Richard W. Dubberke
                                ------------------------------------
                            Name:  Richard W. Dubberke
                            Title: Vice President

                            CYPRESSTREE INVESTMENT PARTNERS II, LTD.,

                            By: CypressTree Investment Management Company, Inc. as Portfolio Manager

                            By: /s/ P. Jeffrey Huth
                                ------------------------------------
                            Name:  P. Jeffrey Huth
                            Title: Principal

                            ELC (CAYMAN) LTD. CDO SERIES 1999-I

                            By: /s/ Roshan White
                                ------------------------------------
                            Name:  Roshan White
                            Title: Vice President

                            ELC (CAYMAN) LTD. 1999-III

                            By: /s/ Roshan White
                                ------------------------------------
                            Name:  Roshan White
                            Title: Vice President

                            ELC (CAYMAN) LTD. 2000-1

                            By: /s/ Roshan White
                                ------------------------------------
                            Name:  Roshan White
                            Title: Vice President

                            EQ ADVISORS TRUST

                            By: Alliance Capital Management L.P., as Advisor

                            By: /s/ Greg Dube
                                ------------------------------------
                            Name:  Greg Dube
                            Title: Portfolio Manager

                            FLEET NATIONAL BANK

                            By: /s/ Peter M. Anzivino
                                ------------------------------------
                            Name:  Peter M. Anzivino
                            Title: Vice President

                            FRANKLIN FLOATING RATE TRUST

                            By: /s/ Chauncey Lufkin
                                ------------------------------------
                            Name:  Chauncey Lufkin
                            Title: Vice President

                            FRANKLIN FLOATING RATE MASTER SERIES

                            By: /s/ Chauncey Lufkin
                                ------------------------------------
                            Name:  Chauncey Lufkin
                            Title: Vice President

                            FRANKLIN CLO I, LIMITED

                            By: /s/ Chauncey Lufkin
                                ------------------------------------
                            Name:  Chauncey Lufkin
                            Title: Vice President

                            FRANKLIN CLO II, LIMITED

                            By: /s/ Chauncey Lufkin
                                ------------------------------------
                            Name:  Chauncey Lufkin
                            Title: Vice President

                            GENERAL ELECTRIC CAPITAL CORPORATION

                            By: /s/ W. Jerome McDermott
                                ------------------------------------
                            Name:  W. Jerome McDermott
                            Title: Duly Authorized Signatory

                            HARRIS TRUST AND SAVINGS BANK

                            By: /s/ Karen L. Knudsen
                                ------------------------------------
                            Name:  Karen L. Knudsen
                            Title: Vice President

                            HSBC BANK USA

                            By: /s/ Desmond C. English
                                ------------------------------------
                            Name:  Desmond C. English
                            Title: Associate Director

                            INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                            By: Indosuez Capital as Portfolio Advisor

                            By: /s/ Andrew Brady
                                ------------------------------------
                            Name:  Andrew Brady
                            Title: Vice President

                            INDOSUEZ CAPITAL FUNDING III, LIMITED

                            By: Indosuez Capital as Portfolio Advisor

                            By: /s/ Andrew Brady
                                --------------------------
                            Name:  Andrew Brady
                            Title: Vice President

                            KZH CYPRESSTREE-1 LLC

                            By: /s/ Susan Lee
                                --------------------------
                            Name:  Susan Lee
                            Title: Authorized Agent

                            KZH ING-2 LLC

                            By: /s/ Susan Lee
                                --------------------------
                            Name:  Susan Lee
                            Title: Authorized Agent

                            KZH PONDVIEW LLC

                            By: /s/ Susan Lee
                                --------------------------
                            Name:  Susan Lee
                            Title: Authorized Agent

                            KZH SHOSHONE LLC

                            By: /s/ Susan Lee
                                --------------------------
                            Name:  Susan Lee
                            Title: Authorized Agent

                            KZH STERLING LLC

                            By: /s/ Susan Lee
                                --------------------------
                            Name:  Susan Lee
                            Title: Authorized Agent

                            KZH WATERSIDE LLC

                            By: /s/ Susan Lee
                                --------------------------
                            Name:  Susan Lee
                            Title: Authorized Agent

                            THE MITSUBISHI TRUST AND BANKING CORPORATION

                            By: /s/ Hiroyuki Tsuru
                                --------------------------
                            Name:  Hiroyuki Tsuru
                            Title: Deputy General Manager

                            ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

                            By: ING Pilgrim Investments LLC as its
                            Investment Manager

                            By: /s/ Jason Groom
                                --------------------------
                            Name:  Jason Groom
                            Title: Vice President

                            ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

                            By: ING Pilgrim Investments LLC as its Investment Manager

                            By: /s/ Jason Groom
                                ------------------------------------
                            Name:  Jason Groom
                            Title: Vice President

                            ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                            By: ING Pilgrim Investments LLC as its Investment Manager

                            By: /s/ Jason Groom
                                ------------------------------------
                            Name:  Jason Groom
                            Title: Vice President

                            MONUMENT CAPITAL LTD., as Assignee

                            By: Alliance Capital Management L.P., as Investment Manager

                            By: Alliance Capital Management Corporation, as General Partner

                            By: /s/ Joel Serebransky
                                ------------------------------------
                            Name:  Joel Serebransky
                            Title: Senior Vice President

                            MORGAN STANLEY PRIME RATE INCOME TRUST

                            By: /s/ Sheila A. Finnerty
                                ------------------------------------
                            Name:  Sheila A. Finnerty
                            Title: Executive Director

                            NATEXIS BANQUES POPULAIRES

                            By: /s/ Frank H. Madden, Jr.
                                ------------------------------------
                            Name:  Frank H. Madden, Jr.
                            Title: Vice President & Group Manager

                            By: /s/ Joseph A. Miller
                                ------------------------------------
                            Name:  Joseph A. Miller
                            Title: Associate

                            NEW ALLIANCE GLOBAL CDO, LIMITED

                            By: Alliance Capital Management L.P., as Sub-advisor

                            By: Alliance Capital Management Corporation, as General Partner

                            By: /s/ Joel Serebransky
                                ------------------------------------
                            Name:  Joel Serebransky
                            Title: Senior Vice President

                                    NOMURA BOND & LOAN

                                    By: The Tokyo Trust & Banking Co., Ltd.
                                    as Trustee

                                    By: Nomura Corporate Research and Asset
                                    Management Inc., Attorney in Fact

                                    By: /s/ Elizabeth Maclean
                                        -------------------------------------
                                    Name: Elizabeth Maclean
                                    Title: Vice President

                                    NORTHWOODS CAPITAL, LIMITED

                                    By: Angelo, Gordon & Co., L.P., as
                                    Collateral Manager


                                    By: /s/ John W. Fraser
                                        -------------------------------------
                                    Name: John W. Fraser
                                    Title: Managing Director

                                    NORTHWOODS CAPITAL II, LIMITED

                                    By: Angelo, Gordon & Co., L.P., as
                                    Collateral Manager

                                    By: /s/ John W. Fraser
                                        -------------------------------------
                                    Name: John W. Fraser
                                    Title: Managing Director

                                    NORTHWOODS CAPITAL III, LIMITED

                                    By: Angelo, Gordon & Co., L.P., as
                                    Collateral Manager

                                    By: /s/ John W. Fraser
                                        -------------------------------------
                                    Name: John W. Fraser
                                    Title: Managing Director

                                    OLYMPIC FUNDING TRUST, SERIES 1999-1

                                    By: /s/ Diana L. Mushill
                                        -------------------------------------
                                    Name: Diana L. Mushill
                                    Title: Authorized Agent

                                    OPPENHEIMER SENIOR FLOATING RATE FUND

                                    By: /s/ David Foxhaven
                                        -------------------------------------
                                    Name: David Foxhaven
                                    Title: A.V.P.

                                    PACIFICA PARTNERS I, L.P.

                                    By: Imperial Credit Asset Management as its
                                    Investment Advisor

                                    By: /s/ Tom Colwell
                                        -------------------------------------
                                    Name: Tom Colwell
                                    Title: Vice President

                                    PILGRIM PRIME RATE TRUST

                                    By: ING Pilgrim Investments LLC as its
                                    Investment Manager

                                    By: /s/ Jason Groom
                                        -------------------------------------
                                    Name: Jason Groom
                                    Title: Vice President

                                    PILGRIM SENIOR INCOME FUND

                                    By: ING Pilgrim Investment LLC as its
                                    Investment Manager

                                    By: /s/ Jason Groom
                                        -------------------------------------
                                    Name: Jason Groom
                                    Title: Vice President

                                    PILGRIM AMERICA HIGH INCOME INVESTMENTS INC.
                                    LTD.

                                    By: ING Pilgrim Investments LLC as its
                                    Investment Manager

                                    By: /s/ Jason Groom
                                        -------------------------------------
                                    Name: Jason Groom
                                    Title: Vice President

                                    PILGRIM CLO 1999-1 LTD.

                                    By: ING Pilgrim Investments LLC as its
                                    Investment Manager

                                    By: /s/ Jason Groom
                                        -------------------------------------
                                    Name: Jason Groom
                                    Title: Vice President

                                    PINEHURST TRADING, INC.

                                    By: /s/ Diana L. Mushill
                                        -------------------------------------
                                    Name: Diana L. Mushill
                                    Title: Asst. Vice President

                                    PPM SPYGLASS FUNDING TRUST

                                    By: /s/ Diana L. Mushill
                                        -------------------------------------
                                    Name: Diana L. Mushill
                                    Title: Authorized Agent

                                    PROMETHEUS INVESTMENT FUNDING NO. 1 LTD

                                    By: CPF Asset Advisory, LLC as Investment
                                    Manager

                                    By: /s/ Francesco Ossino
                                        -------------------------------------
                                    Name: Francesco Ossino
                                    Title: Director

                                    By: /s/ Timothy Harrod
                                        -------------------------------------
                                    Name: Timothy Harrod
                                    Title:

                                    PUTNAM DIVERSIFIED INCOME TRUST

                                    By: /s/ John R. Verani
                                        -------------------------------------
                                    Name: John R. Verani
                                    Title: Vice President

                                    PUTNAM FUNDS TRUST - PUTNAM HIGH YIELD
                                    TRUST II

                                    By: /s/ John R. Verani
                                        -------------------------------------
                                    Name: John R. Verani
                                    Title: Vice President

                                    PUTNAM HIGH YIELD ADVANTAGE FUND

                                    By: /s/ John R. Verani
                                        -------------------------------------
                                    Name: John R. Verani
                                    Title: Vice President

                                    PUTNAM HIGH YIELD TRUST

                                    By: /s/ John R. Verani
                                        -------------------------------------
                                    Name: John R. Verani
                                    Title: Vice President

                                    SEQUILS PILGRIM-1 LTD.

                                    By: ING Pilgrim Investments LLC as its
                                    Investment Manager

                                    By: /s/ Jason Groom
                                        -------------------------------------
                                    Name: Jason Groom
                                    Title: Vice President

                                    SEQUILS-CENTURION V, LTD

                                    By: American Express Asset Management Group
                                    Inc. as Collateral Manager

                                    By: /s/ Steven B. Staver
                                        -------------------------------------
                                    Name: Steven B. Staver
                                    Title: Managing Director

                                    SIMSBURY CLO LIMITED

                                    By: MassMutual Life Insurance Co. as
                                    Collateral Manager

                                    By: /s/ Steven J. Katz
                                        -------------------------------------
                                    Name: Steven J. Katz
                                    Title: Second Vice President and Associate
                                    General Counsel

                                    SUNTRUST BANK

                                    By: /s/ Thomas G. Hamby
                                        -------------------------------------
                                    Name: Thomas G. Hamby
                                    Title: Vice President

                                    VAN KAMPEN SENIOR INCOME TRUST

                                    By: Van Kampen Investment Advisory Corp.

                                    By: /s/ Howard Tiffen
                                        -------------------------------------
                                    Name: Howard Tiffen
                                    Title: Managing Director

                                    VAN KAMPEN PRIME RATE INCOME TRUST

                                    By: Van Kampen Investment Advisory Corp.

                                    By: /s/ Howard Tiffen
                                        -------------------------------------
                                    Name: Howard Tiffen
                                    Title: Managing Director

                                    VAN KAMPEN CLO I, LIMITED

                                    By: Van Kampen Management Inc., as
                                    Collateral Manager

                                    By: /s/ Howard Tiffen
                                        -------------------------------------
                                    Name: Howard Tiffen
                                    Title: Managing Director

                                    VAN KAMPEN CLO II, LIMITED

                                    By: Van Kampen Management Inc., as
                                    Collateral Manager

                                    By: /s/ Howard Tiffen
                                        -------------------------------------
                                    Name: Howard Tiffen
                                    Title: Managing Director

                                    WELLS FARGO BANK, N.A.

                                    By: /s/ Hugh Diddy
                                        -------------------------------------
                                    Name: Hugh Diddy
                                    Title: Vice President

                                    WINGED FOOT FUNDING TRUST

                                    By: /s/ Ann E. Morris
                                        -------------------------------------
                                    Name: Ann E. Morris
                                    Title: Authorized Agent

                                    UBS AG, STAMFORD BRANCH

                                    By: /s/ David J. Kalal
                                        -------------------------------------
                                    Name: David J. Kalal
                                    Title: Executive Director Recovery
                                    Management

                                    By: /s/ Anthony N. Joseph
                                        -------------------------------------
                                    Name: Anthony N. Joseph
                                    Title: Associate Director Banking Products
                                    Services, US